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                                                                    EXHIBIT 10.2

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
                                                                                          FILED # C21255-98
[STATE LOGO]
            DEAN HELLER                         ----------------------------    Office Use Only:
            Secretary of State                         Certificate of                     OCT 12 2001
                                                         Amendment
            202 North Carson Street             (PURSUANT TO NRS 78.386 and               IN THE OFFICE OF
            Carson City, Nevada 89701-4201                78.390)                         /s/ DEAN HELLER
            (775) 884-5708                      ----------------------------              [ILLEGIBLE COPY]
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        IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING
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             CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
         (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)
                             - REMIT IN DUPLICATE -

                           ACCESS NETWORK CORPORATION
1. Name of corporation:


2. The articles have been amended as follows (provide article numbers, if available):

   In lieu of a Special Meeting of the Board of Directors of Access Network Corporation, a Nevada corporation (the Corporation), the Board of Directors of the Corporation agrees to the following resolutions:

   Authorization and Approval of a name change to EUPA International
   Corporation.

   REVOLVED, that the Corporation shall, and hereby does, authorize and approve the name change to EUPA International Corporation.





3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

4. Officer Signature (Required):

   /s/ Michael Stankiewicz                         /s/ Marci Evans
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*  If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.